CONSENT IN WRITING OF
BOARDS OF DIRECTORS OF
WISEMAN GLOBAL LIMITED

IN LIEU OF AN ORGANIZATIONAL MEETING

March 11, 2019

Pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes, the undersigned being the Director of WISEMAN GLOBAL LIMITED, a Nevada corporation (the “Company”), do hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:

1.	Issuance of shares

WHEREAS various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Form S-1, which was declared effective on December 17, 2018;

THAT shares of common stock be issued to the following Individual and Companies:

	Name	Share to be issued	Payment	Per share price
1	CHEN, CHUXING	220,000	$11,000	$0.05
2	TAN, CAIAN	10,000	$500	$0.05
3	YANG, HUANYU	400,000	$20,000	$0.05
4	ZHENG, HAIYAN	400,000	$20,000	$0.05
5	CHEN, ZHONGPENG	402,000	$20,100	$0.05
6	LIN, XIAOWEN	398,000	$19,900	$0.05
7	LI, MEIYA	200,000	$10,000	$0.05
8	XU, WEIQING	200,000	$10,000	$0.05
9	YANG, WEIJUN	798,000	$39,900	$0.05
10	RUAN, XIAODE	10,000	$500	$0.05
11	HUANG, XIUFANG	20,000	$1,000	$0.05
12	TAO, JIANGWEI	172,000	$8,600	0.05
13	LIU, XIAN	10,000	$500	$0.05
14	MO, MINLIN	20,000	$1,000	$0.05
15	YANG, LIFANG	10,000	$500	$0.05
16	HE, QUANSHENG	20,000	$1,000	$0.05
17	CHEN, JINZHAN	10,000	$500	0.05
18	KANG, YING	20,000	$1,000	$0.05
19	HUANG, BINGLING	10,000	$500	$0.05
20	ZHU, ZHONGGUI	10,000	$500	$0.05
21	LIU, MINGLIN	10,000	$500	$0.05
22	TIE, YAN	10,000	$500	$0.05
23	ZENG, DANJUAN	10,000	$500	0.05
24	CHEN, QIANMU	30,000	$1,500	$0.05
25	LAI ,JINSONG	200,000	$10,000	$0.05
26	GONG, TAO	200,000	$10,000	$0.05
27	WANG, XIAOXUAN	200,000	$10,000	$0.05
28	LAI, XIAOLING	200,000	$10,000	$0.05
29	CAI, XIAOYAN	150,000	$7,500	$0.05
30	GUO, GUICHUN	10,000	$500	$0.05
31	XU, XIAOHUA	10,000	$500	$0.05
32	LAI, XIAOSONG	10,000	$500	$0.05
33	WU, XUZHI	200,000	$10,000	$0.05
34	HUANG, SHENGAN	200,000	$10,000	$0.05
35	HONG, WOSHEN	200,000	$10,000	$0.05
36	XU, HANSONG	20,000	$1,000	$0.05
37	WANG, YUANCHAI	10,000	$500	$0.05
38	ZHANG, BOHAN	10,000	$500	$0.05
39	ZHAO, ZHAO	10,000	$500	$0.05
40	WU, ROUXUAN	10,000	$500	$0.05
41	ZHAO, WEIGUO	10,000	$500	$0.05
42	LIU, LIHONG	10,000	$500	$0.05
43	CHEN, ZHIYING	10,000	$500	$0.05
44	CHEN, XIYUAN	10,000	$500	$0.05
45	YANG, QINGHUA	10,000	$500	$0.05
46	LIN, LIXING	10,000	$500	$0.05
47	ZHAO, LIANGSHENG	10,000	$500	$0.05
48	YANG, ZEHAO	10,000	$500	$0.05
49	LI, WEIHUANG	10,000	$500	$0.05
50	CHEN, QINLIE	10,000	$500	$0.05
51	HEUNG WING WAI	60,000	$3,000	$0.05
	Total	5,200,000	$260,000.00

NOW, THEREFORE, BE IT:

RESOLVED, that the Initial Public Offering be closed as of the date first written above.

RESOLVED, that the Company be, and hereby is authorized to enter into subscription agreements to sell the Shares pursuant to the Initial Public Offering; and be it further

RESOLVED, that any and all actions taken by the officers and directors of the Company in connection with the foregoing resolutions be an hereby are approved and ratified as if approved prior to such actions being taken; and be it further

RESOLVED, that the proper officers be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to do all such further acts and things and to execute, and deliver all such additional documents, instruments and certificates, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable for the purposes of carrying out the foregoing resolutions, any such determination to be conclusively evidenced by the doing by such officers of any such act or thing, or the execution and delivery by such officers of any such additional documents, instruments or certificates.

IN WITHNESS HEREOF, the undersigned have executed this Written Consent as of the date first written above.

BOARD OF DIRECTORS:

/s/ Lai Jinpeng
Lai Jinpeng
Chief Executive Officer, President, Secretary, Treasurer, Director
(Principal Executive Officer, Principal Financial Officer,
Principal Accounting Officer)